EQUITY REGISTRATION RIGHTS AGREEMENT
THIS EQUITY REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 2, 2024, is made and entered into by and among Abacus Life, Inc., a Delaware corporation (the “Company”) and the undersigned parties listed under Holder on the signature pages hereto (each such party, together with any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.02 of this Agreement, a “Holder” and collectively the “Holders”).
RECITALS
WHEREAS, the Company and the Holders listed on the signature pages hereto are parties to a Share Purchase Agreement, dated as of July 18, 2024 (the “Share Purchase Agreement”), by and among Abacus Life, Inc., a Delaware corporation (the “Purchaser”), Carlisle Management Company S.C.A., a corporate partnership limited by shares (société en commandite par actions) established under the laws of Luxembourg (“CMC”), Carlisle Investment Group S.à r.l., a private limited liability company (société à responsibilité limitée) incorporated under the laws of Luxembourg, (“CIG”, and CMC, each, a “Target”, and together, the “Targets”), the sellers party thereto (the “Sellers”), and (solely with respect to certain provisions identified therein) Jose Esteban Casares Garcia, Manorhaven Holdings, LLC, Pacific Current Group Limited, certain equityholders of CMC Vehicle, LLC, and Pillo Portsmouth Holding Company, LLC, a Delaware limited liability company, in its capacity as the Sellers’ Representative thereunder, pursuant to which the Purchaser is purchasing and the Sellers are selling all of the shares of the Targets (the “Share Purchase”);
WHEREAS, in connection with the closing of the Share Purchase (the “Closing”), 9,213,735 shares of the Company’s common stock, par value $0.0001 per share (the “Closing Common Stock Consideration”) and $ 72,727,075 aggregate principal amount of the Company’s 9.875% Fixed Rate Senior Notes due 2028 (the “Closing Notes Consideration”), were issued to the Sellers as consideration in the Share Purchase;
WHEREAS, in connection with and pursuant to the terms of the Share Purchase Agreement, the Company may issue additional shares of Common Stock (the “Additional Common Stock Consideration”) and/or Notes (the “Additional Notes Consideration”) to the Sellers as an upward purchase price adjustment;
WHEREAS, in connection with the Share Purchase, the Company has agreed to provide to the Sellers registration rights in connection with the Common Stock Consideration and Additional Common Stock Consideration, if any, and Notes Consideration and Additional Notes Consideration, if any, being issued or issuable to the Sellers in connection with the Share Purchase; and
WHEREAS, simultaneously herewith, the Company and certain of the Sellers are executing a registration rights agreement in respect of the Notes Consideration and Additional Notes Consideration that was issued or is issuable in connection with the Share Purchase (the “Notes Registration Rights Agreement”).
NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I.
DEFINITIONS

Section 1.01 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:
“Additional Common Stock Consideration” shall have the meaning given in the Recitals hereto.
“Additional Notes Consideration” shall have the meaning given in the Recitals hereto.
“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.
“Agreement” shall have the meaning given in the Preamble.
“CIG” shall have the meaning given in the Recitals hereto.
“CIG Sellers” shall have the meaning given in the Recitals hereto.
“Closing” shall have the meaning given in the Recitals hereto.
“Closing Common Stock Consideration” shall have the meaning given in the Recitals hereto.
“Closing Date” shall have the meaning given in the Share Purchase Agreement.
“Closing Notes Consideration” shall have the meaning given in the Recitals hereto.
“CMC” shall have the meaning given in the Recitals hereto.
“CMC Sellers” shall have the meaning given in the Recitals hereto.
“Commission” shall mean the Securities and Exchange Commission.
“Commission Guidance” means any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, including the Commission’s Compliance and Disclosure Interpretations and Manual of Publicly Available Telephone Interpretations.
“Common Stock” shall have the meaning given in the Recitals hereto.
“Common Stock Consideration” shall have the meaning given in the Recitals hereto.
“Company” shall have the meaning given in the Preamble.
“Demanding Holder” shall mean Pillo Portsmouth Holding Co, LLC or Carlisle Acquisition Vehicle, LLC, in each case, only if such Holder owns Registrable Securities in an amount equal to at least 3% of the Company’s outstanding Common Stock as of the date of the expiration of the Lockup Period and who makes a demand pursuant to Section 2.02(a).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

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“Existing Registration Rights Agreement” shall mean that certain Amended and Restated Registration Rights Agreement, dated as of June 30, 2023, by and among the Company, East Sponsor, LLC, a Delaware limited liability company and each party listed as a “Holder” on the signature pages thereto.
“Lock-up Period” shall have the meaning ascribed to such term in the Share Lock-up and Standstill Agreement.
“Holder” or “Holders” shall have the meaning given in the Preamble, .
“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.
“Maximum Number of Securities” shall have the meaning given in Section 2.02(b).
“Minimum Takedown Threshold” shall have the meaning given in Section 2.02(a).
“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.
“Notes Consideration” shall have the meaning given in the Recitals hereto.
“Notes Registration Rights Agreement” shall have the meaning given in the Recitals hereto.
“Permitted Transferees” shall mean any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period under that certain Share Lock-up and Standstill Agreement.
“Piggyback Registration” shall have the meaning given in Section 2.04(a).
“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.
“Registrable Security” shall mean (a) the shares of Closing Common Stock Consideration issued in connection with the Share Purchase and (b) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization of the Company; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged by the applicable Holder in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) with no volume or other restrictions or limitations; or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

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“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a)	all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;

(b)	fees and expenses of compliance with securities or blue sky laws (including reasonable and customary fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities, if any);

(c)	printing, messenger, telephone and delivery expenses;

(d)	reasonable fees and disbursements of counsel for the Company;

(e)	reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and
(f)

reasonable fees and disbursements of one counsel to the selling Holders selected (i) in the case of an Underwritten Shelf Takedown pursuant to Section 2.02, by agreement of the Demanding Holders, or (ii) in the case of a Registration pursuant to Section 2.04 initiated by the Company for its own account or that of a Company stockholder other than pursuant to rights under this Agreement, by a majority in interest of participating Holders.

“Registration Statement” shall mean any registration statement under the Securities Act that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Removed Shares” shall have the meaning given in Section 2.05.
“Requesting Holder” shall have the meaning given in Section 2.02(a).
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
“Share Lock-up and Standstill Agreement” shall mean that certain Share Lock-up and Standstill Agreement, dated the date hereof, between the Company and the Holders party thereto, and to any transferee thereafter.
“Shelf” shall have the meaning given in Section 2.01(a).
“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

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“Subsequent Shelf Registration” shall have the meaning given in Section 2.01(b).
“Target” and “Targets” shall have the meanings set forth in the Recitals hereto.
“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.
“Underwritten Shelf Takedown” shall have the meaning given in Section 2.02(a).
“Withdrawal Notice” shall have the meaning given in Section 2.02(c).
ARTICLE II.
REGISTRATIONS
Section 2.01 Shelf Registration Filing.
(a) The Company shall as soon as reasonably practicable, but in any event within ninety (90) days prior to the expiration of the Lock-up Period, file with the Commission a “shelf” Registration Statement under the Securities Act to permit the resale of the Registrable Securities from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect)(the “Shelf”) covering, subject to Section 3.03, the public resale of all of the Registrable Securities (determined as of two business days prior to such filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to cause such Shelf to be declared effective as soon as practicable after the filing thereof, but in no event later than the earlier of (i) the 90th calendar day (or as soon as reasonably practicable if the Commission notifies the Company that it will “review” the Registration Statement) following the filing thereof and (ii) the 10th business day after the date the Company is notified orally or in writing by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as all Registrable Securities covered by the Shelf have either been distributed in the manner set forth and as contemplated in the Shelf or cease to be Registrable Securities. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.01(a), but in any event within two (2) business days of such date, the Company shall notify the Holders of the effectiveness of such Registration Statement. When deemed effective, a Registration Statement filed pursuant to this Section 2.01(a) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain a Misstatement. Any such Shelf shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Shelf shall be on another appropriate form.
(b) Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, or if required pursuant to the terms of Section 2.05, the Company shall, subject to Section 3.04, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the

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effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as all Registrable Securities covered by the Shelf have either been distributed in the manner set forth and as contemplated in the Shelf or ceased to be Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form. As soon as practicable following the effective date of a Subsequent Shelf Registration filed pursuant to this Section 2.01(b), but in any event within two (2) business days of such date, the Company shall notify the Holders of the effectiveness of such Subsequent Shelf Registration. When deemed effective, a Subsequent Shelf Registration filed pursuant to this Section 2.01(b) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain a Misstatement.

Section 2.02 Underwritten Shelf Takedown.
(a) Subject to the provisions of Section 2.02(c) and Section 3.04 hereof, at any time and from time to time after the expiration of the Lock-up Period, a Demanding Holder may make a written demand to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to a Shelf (each, an “Underwritten Shelf Takedown”); provided, in each case, that the Company shall only be obligated to effect an Underwritten Offering if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder with a total offering price reasonably expected to exceed, in the aggregate, $20,000,000 (the “Minimum Takedown Threshold”).
All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Offering. Promptly (but in any event within ten (10) days) after receipt of a demand for an Underwritten Shelf Takedown, the Company shall give written notice of the Underwritten Shelf Takedown to all other Holders of Registrable Securities and, subject to the provisions of Section 2.02(b), shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) business days after sending such notice to Holders (each such Holder requesting to be included in such Underwritten Shelf Takedown, a “Requesting Holder”).
In connection with any Underwritten Shelf Takedown contemplated by this Section 2.02, subject to Section 3.03 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings of securities by the Company. Notwithstanding any other provision of this Agreement to the contrary, (i) the Demanding Holders may collectively demand not more than three (3) Underwritten Shelf Takedowns in the aggregate pursuant to this Agreement, and

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(ii) the Company shall not be obligated to participate in more than one (1) Underwritten Shelf Takedown pursuant to this Section 2.02(a) in any 12-month period.
(b) Reduction of Underwritten Offering. If the Managing Underwriter or Underwriters in an Underwritten Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing, in its or their opinion, that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Common Stock or other equity securities that the Company desires to sell for its own account and the shares of Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the Company, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and each Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), shares of Common Stock or other equity securities that the Company is obligated to register in a Registration pursuant the Existing Registration Rights Agreement and that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), shares of Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (iii) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), shares of Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.
(c) Withdrawal. A Demanding Holder or a Requesting Holder shall have the right to withdraw all or a portion of its Registrable Securities included in an Underwritten Shelf Takedown pursuant to Section 2.02  for any or no reason whatsoever upon written notification to the Company and the Managing Underwriter or Underwriters of its intention to so withdraw (a “Withdrawal Notice”) at any time   prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown; provided, however, that if, upon withdrawal by the Demanding Holders of an amount of its Registrable Securities included in such Underwritten Shelf Takedown such that the Demanding Holders’ Registrable Securities being offered in the Underwritten Shelf Takedown no longer exceeds the Minimum Takedown Threshold, then the Company shall cease all efforts to complete the Underwritten Offering. If withdrawn, such requested Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown for purposes of Section 2.02 unless the Demanding Holders reimburse the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Underwritten Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to an Underwritten Shelf Takedown prior to its and including its withdrawal under this Section 2.02(c), other than if the Demanding Holders elect to pay such Registration Expenses pursuant to the second sentence of this Section 2.02(c).

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(d) Selection of Managing Underwriters. The Demanding Holders in an Underwritten Shelf Takedown shall have the right to select one co-Managing Underwriter in connection with such Underwritten Shelf Takedown, which co-Managing Underwriter shall be reasonably acceptable to the Company, and the Company shall have the right to select the other co-Managing Underwriter, if any, in connection with any such Underwritten Offering.
Section 2.03  Reserved.
Section 2.04  Piggyback Registration.
(a) Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Common Stock for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Article II hereof), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders or pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) filed in connection with an “at-the-market” offering or (v) for a dividend reinvestment plan or a rights offering, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, (including whether such registration will be pursuant to a shelf registration statement), and the proposed price and name of the proposed Managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities identified in a Holder’s response notice described in the foregoing sentence to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the Managing Underwriter or Underwriters of a proposed Underwritten Offering, if any, to permit the Registrable Securities requested by the Holders pursuant to this Section 2.04(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company or Company stockholder(s) for whose account such Registration Statement is to be filed included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.04(a), subject to Section 3.03 and Article IV, shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company or the Holders as provided in Section 2.02(c).For purposes of this Section 2.04, the filing by the Company of an automatic shelf registration statement for offerings pursuant to Rule 415(a) that omits information with respect to any specific offering pursuant to Rule 430B shall not trigger any notification or participation rights hereunder until such time as the Company amends or supplements such Registration Statement to include information with respect to a specific offering of securities (and such amendment or supplement shall trigger the notice and participation rights provided for in this Section 2.04).
(b) Reduction of Piggyback Registration. If the Managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that, in such Underwriter’s or Underwriters’ opinion, the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with

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persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.04 hereof, and (iii) the shares of Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:
(i) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, shares of Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the shares of Common Stock, if any, as to which Registration has been requested pursuant to Section 2.04(a) of the Existing Registration Rights Agreement; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.04(a) hereof, pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Registration and the aggregate number of Registrable Securities that such Holders have requested be included in such Registration, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), shares of Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(ii) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to extent that the requesting persons are not the holders of the Common Stock or other equity securities covered by the Existing Registration Rights Agreement and to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Common Stock or other equity securities of holders exercising their rights to register their Common Stock or other equity securities pursuant to Section 2.04(a) of the Existing Registration Rights Agreement, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.04(a), pro rata based on the number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (E) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B), (C) and D, Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.
(c) Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.02(c)) shall have the right to withdraw all or any portion

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of its Registrable Securities in a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration prior to (a) in the case of a Piggyback Registration not involving an Underwritten Offering or Underwritten Shelf Takedown, the effectiveness of the applicable Registration Statement, or (b), in the case of any Piggyback Registration involving an Underwritten Offering or any Underwritten Shelf Takedown, prior to the filing of the applicable “red herring” prospectus or prospectus supplement used to market such Underwritten Offering or Underwritten Shelf Takedown. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.02(c)), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to and including its withdrawal under this Section 2.04(c).
(d) Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to this Section 2.04 hereof shall not be counted as a Registration pursuant to an Underwritten Shelf Takedown effected under Section 2.02(a) hereof.

Section 2.05 Rule 415; Removal. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Form S-3 Shelf filed pursuant to this Article II is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, that the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09) or requires a Holder to be named as an “underwriter,” the Company shall promptly notify each Holder of Registrable Securities thereof (or in the case of the Commission requiring a Holder to be named as an “underwriter,” such Holder) and use commercially reasonable efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. In the event that the Commission refuses to alter its position, the Company shall (a) remove from such Registration Statement such portion of the Registrable Securities (the “Removed Shares”) and/or (b) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder and, if the Commission requires such Holder to be named as an “underwriter” in such Registration Statement, notwithstanding any provision in this Agreement to the contrary, the Company shall not be under any obligation to include any Registrable Securities of such Holder in such Registration Statement. Notwithstanding any other provision of this Agreement, if any Commission Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement in a secondary offering, unless otherwise directed in writing by a Holder as to its Registrable Securities, and unless any Commission Guidance requires otherwise, the number of Registrable Securities to be Registered on such Registration Statement shall be reduced on a pro rata basis based on the aggregate amount of Registrable Securities held by such Holders. In the event of a share removal of the Registrable Securities of the Holders pursuant to this Section 2.05, the Company shall promptly register the resale of any Removed Shares pursuant to Section 2.01(b) hereof and in no event shall the filing of such Shelf filed pursuant to the terms of Section 2.01(b) be counted as a demand of an Underwritten Shelf Takedown under Section 2.02.
ARTICLE III.

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COMPANY PROCEDURES
Section 3.01 General Procedures. If at any time the Company is required to effect the Registration of Registrable Securities, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:
(a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, and any such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until such time as all Registrable Securities covered by the Shelf have either been distributed in the manner set forth and as contemplated in the Registration Statement or ceased to be Registrable Securities and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

(b) prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;
(c) if applicable, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company or otherwise and do any and all other acts and things that may be necessary or advisable, in each case, to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
(d) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
(e) provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;
(f) promptly furnish to each seller of Registrable Securities covered by such Registration Statement such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus contained in such Registration Statement (including each preliminary Prospectus and any

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summary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

(g) advise each seller of such Registrable Securities, promptly after it shall receive notice thereof, of any request by the Commission that the Company amend or supplement such Registration Statement or Prospectus or of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or Prospectus or the initiation of any proceeding for such purpose and promptly use its reasonable best efforts to amend or supplement such Registration Statement or Prospectus or prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, as applicable;
(h) notify each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;
(i) at least five (5) business days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a copy thereof to each Holder who is listed as a selling stockholder of such Registrable Securities in the Registration Statement and one counsel on behalf of such Holders;
(j) notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.04 hereof;
(k) make available to one counsel to the Managing Underwriter and selling Holders access to such information and the Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided that the Company need not disclose any information to any such counsel unless and until such representative has entered into a confidentiality agreement with the Company;
(l) in the event of an Underwritten Offering, obtain a “cold comfort” letter (including a bring-down letter dated as of the date the Registrable Securities are delivered for sale pursuant to such Registration) from the Company’s independent registered public accountants, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the Managing Underwriter may reasonably request;
(m) in the event of an Underwritten Offering, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders and the Underwriters in customary form and covering such legal matters as are customarily included in such opinions and negative assurance letters;
(n) in the event of an Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the Managing Underwriter of such Underwritten Offering;
(o) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and to make available to its security holders, within the required time period, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration

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Statement which satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder, including Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);
(p) use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Managing Underwriter in any Underwritten Offering; and
(q) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms hereof.
Section 3.02 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, and, other than as set forth in the definition of “Registration Expenses,” all fees and expenses of any legal counsel representing the Holders.
Section 3.03  Requirements of Holders. (a) Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in any Registration Statement or Underwritten Offering if such Holder has failed to timely furnish such information as the Company may, from time to time, request in writing regarding such Holder and the distribution of such Registrable Securities that the Company determines, after consultation with counsel, is reasonably required in order for any registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
(b) Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.
Section 3.04 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than sixty (60) consecutive days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.04.

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Section 3.05 Covenants of the Company.
(a)Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the resale of the Registrable Securities without registration, at all times at which the Company has securities registered pursuant to Section 12 of the Exchange Act, the Company agrees to use its reasonable best efforts to:

(i)Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all time from and after the date hereof; and

(ii)File with the Commission in a timely manner timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof.

(b) Assistance with Transfers. The Company further covenants that it shall use commercially reasonable efforts to cooperate with such Holder and take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing legal opinions to the transfer agent, registrar or depositary as are customary for the transaction of this type and are reasonably requested by the same and taking or causing to be taken such other actions as are reasonably necessary to cause any legends, notations, or similar designations restricting transferability of the Registrable Securities held by such Holder to be removed and to rescind any transfer restrictions with respect to such Registrable Securities; provided, however, that such Holder shall deliver to the Company, in form and substance reasonably satisfactory to the Company, representation letters regarding any necessary or appropriate factual matters and regarding such Holder’s compliance with such rules and regulations, as may be applicable.

ARTICLE IV.
INDEMNIFICATION AND CONTRIBUTION
Section 4.01 Indemnification.
(a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.
(b) In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or

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Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company. For the avoidance of doubt, the obligation to indemnify under this Section 4.01(b) shall be several, not joint and several, among the Holders of Registrable Securities, and the total indemnification liability of a Holder under this Section 4.01(b) shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.
(c) Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless, in the reasonable opinion of counsel to such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless, in the reasonable opinion of counsel to any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.
(e) If the indemnification provided under Section 4.01 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this (e) shall be limited to the amount

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of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 4.01(a), Section 4.01(b) and Section 4.01(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this (e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this (e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this (e) from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V.
MISCELLANEOUS
Section 5.01 Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 2101 Park Center Drive, Suite 200, Orlando, Florida 32835, Attention: Jay Jackson, CEO, with a copy to the Chief Counsel of the Company, and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.01.
Section 5.02 Assignment; No Third Party Beneficiaries.
(a) This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.
(b) Prior to the expiration of the Lock-up Period no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee.
(c) This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.
(d) This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.02 hereof.
(e) No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.01 hereof and the Company shall have provided its written consent to such assignment, which consent shall not be unreasonably withheld, and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be

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bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.02 shall be null and void.
Section 5.03 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.
Section 5.04 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THE AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK AND THE PARTIES HERETO CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HERETO HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 5.01, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED. NOTWITHSTANDING THE FOREGOING, A FINAL JUDGMENT IN ANY SUCH ACTION MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
Section 5.05 Amendments and Modifications. Upon the written consent of the Company, each Demanding Holder and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any

17

rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
Section 5.06 Other Registration Rights. The Company represents and warrants that except as set forth in the Existing Registration Rights Agreement and except for the Notes Registration Rights Agreement being executed simultaneously herewith, no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties hereto with respect to the Registrable Securities and in the event of a conflict between any such agreement or agreements and this Agreement with respect to such securities, the terms of this Agreement shall prevail.
Section 5.07 Term. This Agreement shall terminate as to any Holder upon the earlier of (a) the tenth anniversary of the date of this Agreement and (b) the date such Holder no longer owns any shares of Common Stock that constitute Registrable Securities. The provisions of Section 3.05 and Article IV shall survive any termination.
[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

ABACUS LIFE, INC.

By:	/s/ Jay Jackson
Name:	Jay Jackson
Title:	Chief Executive Officer

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HOLDER:
PILLO PORTSMOUTH HOLDING COMPANY, LLC

/s/ Jose Garcia
Name: Jose Garcia
Title: Sole Member

HOLDER:
TIMMO HENK MOL

/s/ Timmo Henk Mol

HOLDER:
VICTOR JOHANNES MAARTEN HEGGELMAN

/s/ Victor Johannes Maarten Heggelman

HOLDER:
CMC VEHICLE, LLC

/s/ Zachary Marans
Name: Zachary Marans
Title: Managing Member

HOLDER:
XAVIER DEU PUJAL

/s/ Xavier Deu Pujal

HOLDER:
CHRISTOPHER SHAWN WINTERS

/s/ Christopher Shawn Winters

HOLDER:
WARD H KERR

/s/ Ward H Kerr

HOLDER:
DIDIER MORIN

/s/ Didier Morin

HOLDER:
GDL VEHICLE, LLC

/s/ Zachary Marans
Name: Zachary Marans
Title: Managing Member

HOLDER:
CARLISLE ACQUISITION VEHICLE, LLC

/s/ David Griswold
Name: David Griswold
Title: Chief Legal Officer and Secretary

HOLDER:
MANORHAVEN CAPITAL, LLC

/s/ Zachary Marans
Name: Zachary Marans
Title: Chief Executive Officer